UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2022

AFFILIATED MANAGERS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange
4.750% Junior Subordinated Notes due 2060	MGRB	New York Stock Exchange
4.200% Junior Subordinated Notes due 2061	MGRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On November 18, 2022, Affiliated Managers Group, Inc. (the “Company”) entered into (i) a First Amendment (the “Revolving Credit Agreement Amendment”) to that certain Second Amended and Restated Credit Agreement (the “Revolving Credit Agreement”) with Bank of America, N.A., as administrative agent, letter of credit issuer and swingline lender, and the other lending institutions from time to time party thereto, and (ii) a First Amendment (the “Term Credit Agreement Amendment”) to that certain Fourth Amended and Restated Term Credit Agreement (the “Term Credit Agreement” and, together with the Revolving Credit Agreement, the “Credit Agreements”) with Bank of America, N.A., as administrative agent, and the other lending institutions from time to time party thereto.

The Revolving Credit Agreement Amendment (i) extends the maturity date of such revolving credit facility by 1 year to October 25, 2027, and (ii) replaces LIBOR with a Term SOFR-based rate as an applicable benchmark for the revolving credit facility provided under the Revolving Credit Agreement. The Term Credit Agreement Amendment also replaces LIBOR with a Term SOFR-based rate as an applicable benchmark for the term loan credit facility provided under the Term Credit Agreement.

Certain of the lenders under the Credit Agreements and their affiliates have provided, and may in the future provide, investment banking, underwriting, trust, or other advisory or commercial services to the Company and its subsidiaries and Affiliates.

This description is a summary and is qualified in its entirety by reference to the full texts of the Revolving Credit Agreement Amendment and the Term Credit Agreement Amendment, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference as though fully set forth herein.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of November 18, 2022, by and among Affiliated Managers Group, Inc., Bank of America, N.A., as administrative agent, letter of credit issuer and swingline lender, and the other lending institutions from time to time party thereto.

10.2	First Amendment to Fourth Amended and Restated Term Credit Agreement, dated as of November 18, 2022, by and among Affiliated Managers Group, Inc., Bank of America, N.A., as administrative agent, and the other lending institutions from time to time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: November 21, 2022	By:	/s/ David M. Billings
	Name:	David M. Billings
	Title:	General Counsel and Secretary

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